Voyageur Mutual Funds III

Delaware Select Growth Fund
(the “Fund”)

Supplement to the Fund’s Summary Prospectus
dated February 25, 2022, as amended

Effective April 28, 2023 (the “Effective Date”), the Fund will change its benchmark index from the Russell 3000 Growth Index to the Russell 1000 Growth Index.

Upon the Effective Date, the following will replace the first paragraph of the section of the Fund’s prospectus entitled “Fund summary – Delaware Select Growth Fund – What are the Fund’s principal investment strategies?”:

The Fund invests primarily in common stocks of companies that its Manager believes have long-term capital appreciation potential and are expected to grow faster than the US economy. The Manager will primarily invest in large- and medium-sized companies.

Upon the Effective Date, the following will replace the fifth and sixth paragraphs of the section of the Fund’s prospectus entitled “Fund summary – Delaware Select Growth Fund – What are the Fund’s principal investment strategies?”:

Under normal circumstances, the Fund generally holds 35 to 50 stocks, although from time to time the Fund may hold more or fewer names depending on the Manager’s assessment of the investment opportunities available.

The Manager typically invests in a mix of different stocks, representing a wide array of industries and a mix of large- and medium-sized companies.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.
Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated February 21, 2023.